SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut 06484	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2020, NanoViricides, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”), for a registered direct offering (the “Offering”) of 1,400,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the purchase price of $7.30 per share. A copy of the form of Securities Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The description of the Securities Purchase Agreement contained herein is qualified in its entirety by reference to Exhibit 10.1.

The Shares were issued pursuant to a prospectus supplement dated May 21, 2020 which was filed with the Securities and Exchange Commission on May 22, 2020 in connection with a takedown from the Company’s shelf registration statement on Form S-3, as amended (File No. 333-237370), which became effective on April 2, 2020 and the base prospectus dated April 2, 2020 contained in that registration statement.

Maxim Group LLC and Kingswood Capital Markets, a division of Benchmark Investments, Inc. acted as placement agents (collectively, the “Placement Agents”) in connection with the Offering pursuant to a placement agent agreement dated as of May 21, 2020 by and among the Company and the Placement Agents (the “Placement Agent Agreement”).. Pursuant to the Placement Agent Agreement, the Placement Agents were paid a cash fee of 8% of the gross proceeds paid to the Company for the Shares sold in the Offering, plus $75,000 for reimbursement of legal fees incurred in connection with the Offering. A copy of the Placement Agent Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The description of the Placement Agent Agreement contained herein is qualified in its entirety by reference to Exhibit 10.2.

The Offering closed on May 22, 2020. The net proceeds to the Company from the offering are approximately $9.3 million after placement agent fees and other estimated offering expenses payable by the Company.

On May 21, 2020, the Company issued a press release announcing the registered offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events

On May 21, 2020, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description
5.1	Opinion of McCarter & English LLP
10.1	Form of Securities Purchase Agreement dated May 21, 2020 by and between NanoViricides, Inc. and certain purchasers
10.2	Placement Agent Agreement, dated May 21, 2020 by and between among NanoViricides, Inc. Maxim Group LLC and Kingswood Capital Markets, a division of Benchmark Investments, Inc.
99.1	Press Release dated May 21, 2020

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: May 22, 2020	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman, President